EXHIBIT 24

                               POWER OF ATTORNEY

    We the undersigned directors and/or officers of BioCryst Pharmaceuticals, Inc. (the "Company"), hereby severally constitute and appoint Charles E. Bugg, Ph.D., Chief Executive Officer and President of the Company, and Ronald E. Gray, Chief Financial Officer of the Company, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-3 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

    WITNESS our hands on this 21st day of June, 1996.

                  SIGNATURE                                      TITLE(S)
- ---------------------------------------------  ---------------------------------------------

             /s/ CHARLES E. BUGG               Chief Executive Officer and President
 .............................................    (Principal Executive Officer) and Director
              (Charles E. Bugg)

             /s/ RONALD E. GRAY                Chief Financial Officer
 .............................................    (Principal Financial and Accounting
              (Ronald E. Gray)                   Officer)

        /s/ WILLIAM W. FEATHERINGILL           Director
 .............................................
         (William W. Featheringill)

              /s/ EDWIN A. GEE                 Director
 .............................................
               (Edwin A. Gee)

            /s/ ZOLA P. HOROVITZ               Director
 .............................................
             (Zola P. Horovitz)

           /s/ JOHN A. MONTGOMERY              Director
 .............................................
            (John A. Montgomery)

          /s/ LINDSAY A. ROSENWALD             Director
 .............................................
           (Lindsay A. Rosenwald)

         /s/ JOSEPH H. SHERILL, JR.            Director
 .............................................
          (Joseph H. Sherill, Jr.)

         /s/ WILLIAM M. SPENCER III            Director
 .............................................
          (William M. Spencer III)

         /s/ RANDOLPH C. STEER, JR.            Director
 .............................................
          (Randolph C. Steer, Jr.)